Jaguar Health Reports Approval of All Proposals at December 2025 Special Meeting of Stockholders

Jaguar CEO Lisa Conte presenting December 8, 2025 from 3:25pm - 3:35pm Eastern at the Emerging Growth Conference to provide updates on near-term catalysts; Click here to register

Initial results of ongoing investigator-initiated proof-of-concept trial demonstrate crofelemer can potentially extend the lives of infants born with intestinal failure due to microvillus inclusion disease (MVID), reducing the volume of the total parenteral support (PS) necessary for them to survive, though with associated toxicity; Groundbreaking PS reduction of up to 37%; No approved treatments exist for MVID

Company completed meeting with FDA October 2, 2025 for advice on advancing its ongoing placebo-controlled trial of crofelemer in support of possible expedited approval pathway for crofelemer for treatment of MVID

San Francisco, CA (December 8, 2025): Jaguar Health, Inc. (NASDAQ: JAGX) (“Jaguar” or the “Company”) today announced the voting results of the Company’s Special Meeting of Stockholders held on December 8, 2025 (the “Special Meeting”).

Three proposals were submitted to and approved by the stockholders of the Company at the Special Meeting. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A relating to the Special Meeting filed with the Securities and Exchange Commission on November 10, 2025. Stockholders may obtain a free copy of the proxy statement and other documents filed by Jaguar with the SEC at http://www.sec.gov. The proxy statement is also available on the Company’s corporate website.

About the Jaguar Health Family of Companies

Jaguar Health, Inc. (Jaguar) is a commercial stage pharmaceuticals company focused on developing novel proprietary prescription medicines sustainably derived from plants from rainforest areas for people and animals with gastrointestinal distress, specifically associated with overactive bowel, which includes symptoms such as chronic debilitating diarrhea, urgency, bowel incontinence, and cramping pain. Jaguar family company Napo Pharmaceuticals (Napo) focuses on developing and commercializing human prescription pharmaceuticals for essential supportive care and management of neglected gastrointestinal symptoms across multiple complicated disease states. Napo’s crofelemer is FDA-approved under the brand name Mytesi® for the symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy. Jaguar family company Napo Therapeutics is an Italian corporation Jaguar established in Milan, Italy in 2021 focused on expanding crofelemer access in Europe and specifically for orphan diseases. Jaguar Animal Health is a Jaguar tradename. Magdalena Biosciences, a joint venture formed by Jaguar and Filament Health Corp. that emerged from Jaguar’s Entheogen Therapeutics Initiative (ETI), is focused on developing novel prescription medicines derived from plants for mental health indications.

For more information about:

Jaguar Health, visit https://jaguar.health

Napo Pharmaceuticals, visit www.napopharma.com

Napo Therapeutics, visit napotherapeutics.com

Magdalena Biosciences, visit magdalenabiosciences.com

Canalevia-CA1, visit canalevia.com

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Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” These include statements regarding Jaguar’s expectation that Jaguar management will present at the December 2025 Emerging Growth Conference, Jaguar’s expectation that crofelemer can potentially extend the lives of infants born with intestinal failure due to MVID, reducing the volume of PS necessary for them to survive, and Jaguar’s expectation that an expedited approval pathway may be possible for crofelemer for treatment of MVID. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Jaguar has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to several risks, uncertainties, and assumptions, some of which cannot be predicted or quantified and some of which are beyond Jaguar’s control. Except as required by applicable law, Jaguar does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Source: Jaguar Health, Inc.

Contact:

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